EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eugene T. Sobol, Senior Executive Vice President and Chief Operating Officer of KNBT Bancorp, Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 25, 2003	By:	/S/ EUGENE T. SOBOL
Eugene T. Sobol, Senior Executive Vice President and Chief Operating Officer (acting principal executive officer and principal financial officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to KNBT Bancorp, Inc. and will be retained by KNBT Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.